UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

WESTERN PLAINS ENERGY, L.L.C.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN PLAINS ENERGY, L.L.C.

3022 County Road 18

Oakley, Kansas 67748

NOTICE OF ANNUAL MEETING OF MEMBERS

March 23, 2009

The annual meeting of the members of Western Plains Energy, L.L.C. (the “Company”) will be held on March 23, 2009 at the Hoxie Elks Lodge located on West Sheridan Avenue, Rt. 2, Hoxie, Kansas at 6:30 p.m. local time, for the following purposes:

1.	To elect three managers to serve on the Board of Managers;

2.	To ratify the appointment of Stark Winter Schenkein & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof; and

4.	To approve the adjournment or postponement of the meeting, if necessary or appropriate if there are insufficient votes at the time of the meeting to approve and adopt any of Items 1 through 3.

The Board of Managers has fixed the close of business on February 10, 2009 as the record date for determining the members of the Company entitled to notice of, and to vote at, the meeting.  Accordingly, only members of record on the books of the Company at the close of business on February 10, 2009 will be entitled to notice of the meeting and to vote by mail-in ballot.

All members are cordially invited and urged to attend the annual meeting in person.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WRITE-IN BALLOT IN ORDER TO CAST YOUR VOTE FOR THE NOMINEES FOR THE BOARD OF MANAGERS AND FOR THE COMPANY’S AUDITORS AS PROMPTLY AS POSSIBLE.  A PRE-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE.  MEMBERS WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING FOR THE BOARD OF MANAGERS OR APPROVAL OF THE AUDITORS.

A proxy statement and mail-in ballot which explain the matters to be acted upon at the meeting follows.  Please read them carefully.

January 28, 2009	By Order of the Board of Managers,

/s/ Ben Dickman
Ben Dickman, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2008 ANNUAL MEETING OF MEMBERS TO BE HELD ON MARCH 23, 2009.

The Company’s proxy statement for the 2008 Annual Meeting and the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2008 are available on the Internet at http://www.westernplainsenergy.com/index.asp?DocumentID=10

PROXY STATEMENT

WESTERN PLAINS ENERGY, L.L.C.

2008 ANNUAL MEETING OF MEMBERS

March 23, 2009

The Board of Managers of Western Plains Energy, L.L.C., a Kansas limited liability company (the “Company”), is furnishing this proxy statement to you in connection with the solicitation of write-in ballots for use at the annual meeting of members of the Company to be held at the Hoxie Elks Lodge located on West Sheridan Avenue, Rt. 2, Hoxie, Kansas at 6:30 p.m. local time, and at any and all adjournments of such meeting, for the purposes set forth herein and in the accompanying notice of annual meeting.  It is anticipated that this proxy statement and the enclosed write-in ballot will be first sent to members entitled to vote on or about February 12, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US ONE.

If the enclosed mail-in ballot is executed and received by the Company by March 13, 2009 (the voting deadline), the membership units owned by you will be counted in accordance with the vote contained therein.  EXECUTED MAIL-IN BALLOTS THAT CONTAIN NO VOTE WILL BE COUNTED FOR THE PURPOSE OF DETERMINING WHETHER A QUORUM OF MEMBERS IS PRESENT AT THE MEETING BUT WILL BE COUNTED AS “WITHHELD” FOR EACH NOMINEE FOR MANAGER AND “ABSTAIN” FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Members who wish to change their vote after mailing their ballot should execute and deliver a new ballot bearing a later date.  However, all ballots must be received by the voting deadline in order to be counted.  If a member wishing to change his vote does not have an additional ballot, he should contact the Company and request that one be delivered to him.

Solicitation

The cost of the meeting (which we consider normal for an uncontested election of managers), including the cost of preparing and mailing this proxy statement and write-in ballot, will be borne by the Company.  The Company may use the services of its managers, officers, employees and contractors to solicit write-in ballots, personally or by telephone, but at no additional salary or compensation.

Voting Rights and Outstanding Capital Units

Only members of record at the close of business on February 10, 2009 are entitled to receive notice and to vote in connection with the annual meeting.  At the close of business on January 28, 2009, the Company had issued and outstanding 16,002 Class A capital units; 12,068 Class B capital units; and 350 Class C capital units.

The following discussion summarizes the voting rights associated with each class of units:

Each holder of Class A units may cast one vote on each matter presented for a vote of the members, regardless of the number of Class A capital units owned by such member.  Because there are 548 Class A capital unit holders, Class A unit holders as a group are entitled to 548 votes.

Each holder of Class B and Class C units may cast one vote for each capital unit owned by the holder on each matter presented for a vote of the members (the holders of the Class B units and the Class C units vote together as a single class).  Because there are 12,418 Class B and C capital units issued and outstanding, Class B and C unit holders as a group are entitled to 12,418 votes.

A detailed explanation of the voting rights and the procedures for voting by mail-in ballot can be found under “Matters to be Voted On-Election of Managers” below.

The receipt by the Company of mail-in ballots from the combination of at least 10% of the Company’s Class A members, Class B members owning 10% of the Company’s outstanding Class B capital units and Class C members owning 10% of the outstanding Class C capital units is required to have the necessary quorum of members to convene the annual meeting.

All votes will be tabulated by the inspector of the election appointed for the annual meeting.  The inspector will separately tabulate votes cast for nominees as managers and the ratification of the auditor, votes withheld from any and all managers, votes against the auditor and abstentions.  Votes withheld from any or all managers and abstentions from voting for ratification of the independent registered public accounting firm will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes for or against any nominee or the ratification of the independent registered public accounting firm.

Mail-in Ballots

Members cannot vote in person or by proxy at the annual meeting for nominees to serve on the Board of Managers or for ratification of the independent registered public accounting firm.  The enclosed mail-in ballot is the only means by which a member may vote his, her or its membership units for the Board of Managers and to ratify the auditors.  If the enclosed mail-in ballot is properly executed and received by the Company by March 13, 2009, the units represented by the ballot will be counted in accordance with the vote contained therein. Members are urged to specify their choices by marking the appropriate boxes on the enclosed mail-in ballot.  Class A Members must complete the Class A Member Mail-in Ballot.  Class B & C Members must complete the Class B & C Member Mail-in Ballot.

YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR MAIL-IN BALLOT PROMPTLY SO YOUR VOTES CAN BE COUNTED.

If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed mail-in ballot, please call Western Plains Energy, L.L.C. at (785) 672-8810 and ask for Steven McNinch, the Chief Executive Officer of the Company.

i

MATTERS TO BE VOTED ON

ITEM 1:  ELECTION OF MANAGERS

One of the purposes of the annual meeting is to elect three members to the Board of Managers.  The current Board of Managers consists of nine individuals.  As required by the Company’s Third Amended and Restated Operating Agreement (“Operating Agreement”), the terms of three of the managers (Gary Johnson, Richard Sterrett and Scott Foote) expire at this annual meeting and the members are required to elect three individuals to serve in the place of those managers.

The Company’s Operating Agreement provides that the Class B and C members, voting together as a separate class, will always have the right to elect at least one person to the Board of Managers and the Class A Members will always have the right to elect at least one manager.  The Class B and C members, voting together as a separate class, will elect one additional person to the Board of Managers for each additional 11% of the total Capital Units that are Class B Units if the percentage of the total equity raised in our initial public offering (“Offering”) through the sale of Class B Units was more than 22%.  Because the percentage of equity obtained through the sale of Class B units in that Offering was at least 33% but less than 44%, according to the chart contained in Section 8.4(b) of the Operating Agreement, the Board of Managers shall consist of six managers elected by the Company’s Class A members (“Class A Managers”) voting as a separate class; and three managers elected by the Company’s Class B and C members (“Class B and C Managers”) voting together as a separate class.

Current Managers and Officers

The following table reflects the managers and executive officers of the Company as of the date of this proxy statement:

Name	Age	Positions With the Company	Term of Office	Manager Since

Jeff Torluemke(1)(4)	49	Board President, Manager	2009 Annual Meeting *	2001

Richard Sterrett(2)	64	Chief Financial Officer, Board Vice President, Manager	2008 Annual Meeting	2001

Ben Dickman(1)(2)(3)	54	Board Secretary, Manager	2009 Annual Meeting	2001

Brian Baalman(2)	50	Manager	2010 Annual Meeting	2001

Ron Blaesi(1)(2)(3)	59	Manager	2010 Annual Meeting	2001

Scott Foote	32	Manager	2008 Annual Meeting	2006

Gary Johnson (4)	62	Manager	2008 Annual Meeting	2001

David Mann(1)(2)	57	Manager	2010 Annual Meeting	2001

Jeff Roskam (4)(3)	51	Manager	2009 Annual Meeting	2007

Steven McNinch	40	Chief Executive Officer, General Manager	N/A(5)	N/A

Curt Sheldon	60	Chief Accounting Officer	N/A(5)	N/A

*                 The 2009 annual meeting is held following completion of the 2009 fiscal year, in calendar 2010.  Each successive meeting date is calculated similarly.

(1)          Member of the Audit Committee.

(2)          Member of the Risk Management Committee.

(3)          Member of the Nominating Committee.

(4)          Member of the Compensation Committee.

(5)          The Chief Executive Officer and Chief Accounting Officer serve at the pleasure of the Board.

The following two individuals are nominated for the members’ consideration to fill the two Class A Manager vacancies which will occur at the upcoming meeting:

Gary Johnson

Richard Sterrett

The following individual has been nominated to serve as Class B and C Manager to fill the vacancy which will occur at the upcoming meeting:

Scott Foote

The following information summarizes the business experience for at least the last five years, of the managers, officers of the Company, and persons nominated to be managers of the Company:

Managers Whose Terms Continue:

Jeff Torluemke.  Mr. Torluemke has been a member of our Board of Managers since our company’s inception.  He serves as President of the Board.  Mr. Torluemke began serving as our Chief Executive Officer in January 2006 and stepped down on January 25, 2007.  He previously served as our Chief Executive Officer from 2001 until November 12, 2003.  Mr. Torluemke received a Bachelor of Science in Agricultural Economics from Colorado State University in 1981.  He has been the executive vice president of the State Bank of Hoxie since 1993.  From 1985 to 1993 he held various positions, including Chairman of the Peoples State Bank in Colby, Kansas.  He has also farmed in the Hoxie, Kansas area since 1976.  He has served as president of the Bankers Association of Northwest Kansas, and on the Agricultural Committee of the Kansas Bankers Associations.

Ben Dickman.  Mr. Dickman has been a member of our Board since our company’s inception.  He serves as Secretary of the Board.  He received a Bachelor of Science in Agricultural Economics from Kansas State University in 1975.  He has been farming in the Grinnell, Kansas area since 1976 and is currently a member of the School Board for the U.S.D. 291 Grinnell School District.

Brian Baalman.  Mr. Baalman has been a member of our Board since our company’s inception.  He has been farming in Sheridan, Thomas and Gove counties in Kansas since 1974.  He also owns a 10,000-head feed yard that he leases to a third party.  He is a lifetime resident of Menlo, Kansas.  Mr. Baalman is currently the President of the Kansas Corn Growers Association and is a commissioner on the Kansas Corn Commission.  He also serves on the National Corn Growers Ethanol Committee.  He has previously served as president of the Northwest Kansas Corn Growers Association and as a member of his local church board.

Ron Blaesi.  Mr. Blaesi has been a member of our Board since our company’s inception.  He received a Bachelor of Science degree in History from Kansas State University in 1971.  Mr. Blaesi has been a cash grain farmer since 1971 in the Sharon Springs area of Kansas.  He has held various positions on the Kansas Corn Commission, National Corn Growers Association, as well as the U.S. Grain Council.  He has also previously served as President of the Wallace County Farm Bureau, the Northwest Kansas Farm Management Association, Northwest Kansas Agricultural Tax Service, Wallace County Historical Society, National Renewable Energy Fund and United Methodist Men.  Mr. Blaesi has also served on the

Board of Directors of the Wallace County Farmers Union.

David Mann.  Mr. Mann has been a member of our Board since our company’s inception.  He attended Kansas State University.  Mr. Mann has been a farmer and cattle rancher in the Quinter, Kansas area for 32 years.  He has served on the school board for the U.S.D. 293 School District, and the board of the Northwest Kansas Educational Service Center in Oakley, Kansas.

Jeff Roskam.  Mr. Roskam was elected to our Board in 2007.  He currently owns and operates Roskam Industries, Inc., a renewable fuels consulting firm and is the majority partner in CAP CO2, LLC, a carbon dioxide market development firm.  Mr. Roskam was the president and founder of United Bio Energy Ingredients, LLC (“UBE”), a partnership jointly owned by ICM, Inc. and Fagen, Inc. from January 2004 through April 1, 2006 Mr. Roskam also served as vice president of US BioEnergy Corp. after it acquired UBE in May 2005. UBE markets distillers’ grains throughout the Midwest for numerous ethanol producers, including our Company.  Immediately prior to starting UBE, he spent seven years at ICM, Inc., an ethanol process technology and construction firm, where he was the senior vice president.  Prior to that, he was an operations manager for Renewable Oxygenates, Inc. a Wisconsin cheese whey-to-ethanol firm and worked three years as an engineering project manager for Broin and Associates, an ethanol processing engineering firm.  Mr. Roskam has previously served on the founding board of directors of Badger State Ethanol, located in Monroe, Wisconsin, and US Energy Partners of Russell, Kansas.  He also served on the board of directors of Big River Resources of West Burlington, Iowa and Denco, LLC of Morris, Minnesota.  Mr. Roskam grew up on an Iowa farm and worked as a mechanic and industrial electrician before he attended Iowa State University and received a degree in Business Administration.

Class A Nominees at this Annual Meeting:

Gary Johnson.  Mr. Johnson has been a member of our Board since our company’s inception.  He graduated from Cowley County Junior College.  He has been co-owner of Mitten Truck Stop, Inc. for the past 39 years, and currently serves on the board of the Kansas Petroleum Marketers Association.  He is a past board member of the National Texaco Travel Plaza Association and the National Texaco Wholesale Association.  He has also sat on the Logan County Fair Board and was past president of the Oakley Country Club.

Richard Sterrett.  Mr. Sterrett has been a member of our Board since our company’s inception and has also served as our Chief Financial Officer and Vice President of the Board since that time.  Mr. Sterrett attended Fort Hays State College.  He has been farming in the Quinter, Kansas area since 1961.  He owned Sterrett Chemical Co. for 35 years until 2003. is a member of the Smoky Hill-Saline Basin Advisory Committee to the Kansas Water Authority.

Class B and C Nominee at this Annual Meeting:

Scott Foote.  Mr. Foote was elected to our Board in March 2006.  He grew up on a farm in Bucyrus, Kansas and moved to Hoxie when his family purchased Hoxie Feedyard in 1997. He currently acts as manager of Hoxie Feedyard.  He graduated from Kansas State University in 1997 with a bachelor’s degree in Agricultural Economics and in 2004 with a master’s degree in Agribusiness.  Mr. Foote is a member of Hoxie Elks Lodge, Hoxie Rotary Club, Kansas Cattlemen’s Association and R-CALF United Stockgrowers of America.

Executive Officers

In addition to officers of the Board of Managers described above, the Company has the following executive officer as of the date of this proxy statement:

Steven McNinch.  Mr. McNinch was appointed General Manager of our company in February 2006 and was appointed Chief Executive Officer on January 25, 2007.  Immediately prior to his appointment as General Manager, Mr. McNinch served as the polyurethane department manager for the Belleville Shoe Manufacturing Company in Belleville, Illinois, where he was responsible for day-to-day operations, capital budgeting and staffing of the department, a position he had occupied since November 2004.  Between 2002 and November 2004, he was the manufacturing manager for DBM Technologies of Owensboro, Kentucky, where he was responsible for the day-to-day operations of two manufacturing facilities engaged in the production of plastic automotive components. From 1998 to 2001, Mr. McNinch served as the manager of manufacturing for Rubbermaid in Winfield, Kansas, where he was responsible for the day-to-day operation of two manufacturing facilities engaged in the production of household products.  Mr. McNinch serves as the Chairman of the Kansas Association of Ethanol Producers and also serves as a board member of Growth Energy, an ethanol industry advocacy group.  He received a Bachelor of Arts in Chemistry and Physics in 1995 and a Master of Business Administration in 2002 from Southwestern College located in Winfield, Kansas.

Curt Sheldon.  Mr. Sheldon was appointed Chief Accounting Officer on May 20, 2008.  Immediately prior to his appointment as Chief Accounting Officer, Mr. Sheldon served as the Company’s controller since 2005 and he continues to assist the Company in that capacity.  Prior to joining the Company, he was the president and owner of Kalispell Glass and Doors, Inc., a provider of commercial and residential windows and doors, for 9 years.  Mr. Sheldon was responsible for all management and accounting functions associated with that business.  He received a Bachelor of Science degree in business administration from the University of California at Chico.

Officers of the Company serve at the pleasure of the Board of Managers.

Class A Voting Procedures

Although each Class A member is entitled to cast only one vote for each matter to be voted on at the annual meeting regardless of the number of Class A units that he, she or it owns, each Class A member may cast that vote for each of two different Class A Manager nominees because there are currently two Class A seats open on our Board of Managers.  That is, each Class A member may vote for, or withhold his vote from, each of the two Class A nominees.  Class A members may not cast more than one vote for any one Class A nominee and may not cumulate their votes.

Class B and Class C Voting Procedures

Each Class B and Class C member is entitled to cast as many votes for the one nominee for the Class B and C Manager as the number of Class B or Class C units that each member owns.  Because there is only one Class B and Class C seat open on the Board, the holders of Class B units and holders of Class C units may only vote for one nominee.  The number of votes cast for that one person, unlike Class A members, will depend on the number of units the Class B and Class C member owns.  To illustrate, if a member owns one Class B or Class C unit, such member may cast only one vote for, or withhold that vote from, one Class B and C nominee.  Alternatively, if a member owns 100 Class B or Class C units, such member may cast 100 votes for, or withhold those votes from, one Class B and C nominee.

If a quorum is present at the meeting, the two nominees for Class A Manager receiving the greatest number of votes will be elected to the Board of Managers and the one nominee for Class B and C Manager receiving the greatest number of votes will be elected to the Board of Managers.  The Board of Managers recommends a vote FOR each of the nominees for the Class A Managers and for the Class B and Class C Manager.

Item 2:  RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

On September 16, 2008, the Audit Committee unanimously approved the appointment of Stark Winter Schenkein & Co., LLP, as the Company’s independent registered public accounting firm for the 2009 fiscal year, and solicits the ratification of this appointment by the Company’s members.  Stark Winter Schenkein & Co., LLP has been the Company’s independent auditor since 2003.  Neither such firm, any of its members nor any of its associates, has or has had during the past four years, any financial interest in the business or affairs, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and accountants.

The Company does not anticipate that a representative from the firm of Stark Winter Schenkein & Co., LLP, will be present at the annual meeting.

The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the appointment of the independent registered public accounting firm.  The Board of Managers unanimously recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of Forms 3, 4 and 5, filed under the Securities Exchange Act of 1934, and written representations received by the Company from its officers, directors, and the holders of 10% or more of its membership units, we believe Curt Sheldon did not timely file a report on Form 3 subsequent to his appointment as Chief Accounting Officer in May 2008.  Mr. Sheldon did not have any transactions in our securities and we do not believe any other individual failed to timely file such forms as required by Section 16 of the Exchange Act during the fiscal year ended September 30, 2008.  However, we believe that Hoxie Feedyard, the owner of more than 10% of the outstanding membership units, has failed to file any reports required by Section 16.

BOARD COMMITTEES AND OTHER BOARD INFORMATION

Communications to the Board of Managers

The Company’s Board of Managers maintains a policy of reviewing and considering communications from members.  Any member who desires to contact the Board of Managers may do so electronically by sending an email to smcninch@wpellc.com, or by writing to the Board of Managers at the Company’s principal executive office located at 3022 County Road 18, Oakley, Kansas 67748.

Managers of the Company periodically review communications from members and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board.  Managers may also attend the annual meeting of members and receive communications directly from members at that time.  At the 2007 annual meeting, held in March 2008, eight of the then-sitting managers attended the meeting.

Board Committees and Meetings

The Board of Managers maintains a standing audit, nominating, compensation, and risk management committee.

Audit Committee.  The Audit Committee, comprised of Jeff Torluemke, Ben Dickman, Ron Blaesi and David Mann, oversees the selection and appointment of our independent registered public accounting firm by the Board of Managers, reviews the proposed scope, content and results of the audit performed by the accountants and any reports and recommendations made by them.  The Audit Committee held two meetings during the 2008 fiscal year and Mr. Torluemke attended less than 75% of the meetings held during that time.  We believe the members of the Audit Committee meet the definition of “independent” as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules except for Mr. Torluemke.  By virtue of his service as the Chief Executive Officer until January 2007, Mr. Torluemke was not “independent” as defined in the rule.

Our Board of Managers has determined that Jeff Torluemke qualifies as an audit committee financial expert, in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of the audit committee functions.  Mr. Torluemke acquired these attributes through experience in connection with his responsibilities at the State Bank of Hoxie, where he serves as an officer.

Audit Committee Report.  The Audit Committee of the Board of Managers is pleased to present the following Audit Committee report:

We have reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2008 with management and have reviewed related written disclosures of Stark Winter Schenkein & Co., LLP, our independent registered public accounting firm, of the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements.  We have reviewed the written disclosures and the letter from Stark Winter Schenkein & Co., LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Stark Winter Schenkein & Co., LLP its independence in connection with its audit of our most recent financial statements.  Based on this review and these discussions, we recommended to the Board of Managers that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

We have also reviewed the various fees that we paid or accrued to Stark Winter Schenkein & Co., LLP during fiscal 2008 for services they rendered in connection with our annual audit and quarterly reviews, as well as for any other non-audit services they rendered.

The following table sets forth fees paid to our independent accountants, Stark Winter Schenkein & Co., LLP for the last two fiscal years:

	2008	2007
Audit Fees	$39,500	$40,000
Audit Related Fees	24,250	22,234
All Other Fees	0	4,300
Total Fees	$63,750	$66,534

It is the policy of the Audit Committee to engage the independent accountants selected to conduct the financial audit for the Company and to confirm, prior to such engagement, that such independent accountants are independent of the Company.  Also in keeping with its policy, all services of the independent accountants reflected above were pre-approved by the Audit Committee.

Respectfully submitted,

Ben Dickman (Chairman)

Jeff Torluemke

David Mann

Ron Blaesi

The Audit Committee adopted a written charter in November 2005 which may be updated from time to time.  A copy of the charter is attached to this proxy statement as Appendix A.

Nominating Committee.  The Nominating Committee, comprised of Ben Dickman, Ron Blaesi and Jeff Roskam, is responsible for identifying and evaluating potential candidates for nomination to the Board of Managers and reporting to the Board thereon.  The Nominating Committee has not adopted a formal charter.  The Nominating Committee held one meeting during the 2008 fiscal year and none of the committee members attended less than 75% of the meetings held during that time.  Our Board has adopted the following criteria which an individual must meet in order to be nominated to our Board of Managers:  (i) the individual must be a natural person over 21 years of age; (ii) the individual should have management experience; (iii) the individual should have knowledge about the issues affecting the Company’s business; (iv) the individual should have exemplary personal integrity and reputation, sound judgment, and strong decision-making ability; (v) independence; and (vi) the individual should have sufficient time to devote his or her energy and attention to the diligent performance of his or her duties, including, but not limited to, review of our company’s documents, SEC filings and other materials and the attendance at Board and committee meetings, as applicable.

Our Operating Agreement provides that the Board of Managers shall be comprised of nine individuals.  The Board of Managers evaluates the appropriate size, from time to time, and may make recommendations to the members if it deems change is appropriate.  If vacancies are anticipated or otherwise arise, the Board of Managers considers candidates for Managers suggested by members of the Board of Managers, as well as management, members, and other parties.  The Board has consistently maintained a policy of considering the nomination of candidates recommended by its members.

In the case of an incumbent manager whose term of office expires, the committee or the Board will review such manager’s service to our company during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation, and whether the candidate continues to meet the general qualifications for a Board member outlined above, and make a recommendation regarding such manager’s nomination for re-election.  If any member of the Board of Managers is an incumbent manager eligible to stand for re-election, such manager shall not participate in the discussion of such manager’s recommendation for nomination for election as a manager by the Board of Managers.

In the case of a new manager candidate, the committee may evaluate whether the nominee is independent, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules, and whether the nominee meets the qualifications for a Board member outlined above.  In connection with such evaluation, the committee determines whether the Board should interview the nominee, and if warranted, one or more members of the committee shall interview the nominee in person or by telephone.  Upon completing the evaluation, and the interview if deemed necessary, the committee makes a recommendation as to whether to nominate the director nominee for election at the next meeting of members at which managers will be elected.

Our Nominating Committee will consider properly submitted member recommendations of candidates to our Board.  A member who wishes to recommend a prospective manager nominee should send a letter directed to the Nominating Committee of the Board of Managers at 3022 County Road 18, Oakley, Kansas 67748.  Such letter must be signed and dated and the following information must be included in or attached to the letter:  (i) name and address of the member making the recommendation; (ii) proof that the member was the member of record, and/or beneficial owner of membership units as of the date of the letter; (iii) the name, address and resume of the recommended nominee; and (iv) the written consent of the recommended nominee to serve as a manager of the Company if so nominated and elected.

Compensation Committee.  The Compensation Committee, comprised of Jeff Torluemke, Gary Johnson and Jeff Roskam, is responsible for reviewing the compensation of our executive officers and managers on an ongoing basis and making recommendations to the Board with respect to such compensation.  In performing this function, the Compensation Committee may consider, among other things, the types of compensation and amounts paid to officers and directors of companies of similar size, stage of development in our industry and activity levels.  The committee may also consider the need to maintain competitiveness and recruit and retain qualified personnel within the context of our financial and other resources.  The Compensation Committee has not adopted a formal charter.  The Compensation Committee held one meeting during the 2008 fiscal year and none of the committee members attended less than 75% of the meetings held during that time.

Compensation Committee Interlocks and Insider Participation.  Jeff Torluemke, Gary Johnson and Jeff Roskam served on the Compensation Committee during fiscal 2008.  Mr. Torluemke formerly served as our Chief Executive Officer until January 2007.

Compensation Committee Report.  The Compensation Committee of the Board of Managers is pleased to present the following Compensation Committee report:

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement in the section titled “Executive Compensation” below.  Based upon review of the discussions herein, the Compensation Committee recommended to the Board of Managers that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Jeff Torluemke

Gary Johnson

Jeff Roskam

Risk Management Committee.  The Risk Management Committee, comprised of Brian Baalman, Ron Blaesi, Ben Dickman, David Mann and Richard Sterrett, is responsible for evaluating and managing price risks arising from fluctuations in prices of commodities with a focus on our ethanol price margin.  The committee makes recommendations to management with respect to our forward-contracting and hedging strategies to assist us in managing these risks.  The Risk Management Committee has not adopted a formal charter.  The committee held two meetings during fiscal 2008 and Messrs. Blaesi, Sterrett and Mann attended less than 75% of the meetings.

During the 2008 fiscal year, the Board of Managers met 11 times.  All managers attended at least 75% of the meetings of the Board of Managers.

Independence

The Board has affirmatively determined that all of the managers meet the definition of “independent” as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules except for Messrs. Sterrett and Torluemke.  By virtue of Mr. Sterrett’s service as Chief Financial Officer and Mr. Torluemke’s prior service as the Chief Executive Officer, Messrs. Sterrett and Torluemke are not “independent” as defined in the rule.

Ethics Policy

On January 18, 2005, the Board of Managers adopted a code of ethics for our chief executive officer, principal financial and accounting officers, controller and persons performing similar functions for the Company.  The code is designed to promote honesty and integrity and to avoid conflicts of interest between personal and professional relationships in conducting the affairs of the Company.  The Company has filed the Code of Ethics as Exhibit 14 to its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 and any interested member may obtain a copy without charge by contacting Debbie Nelson at (785) 672-8810 or dnelson@wpellc.com.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The individuals who served as our Chief Executive Officer and Chief Financial Officer during the fiscal year ended September 30, 2008, as well as other individuals included on the Summary Compensation Table below, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis.

Overview of Compensation Philosophy and Objectives

The Company’s goal in designing its executive and employee compensation is to achieve two principal objectives.  First, the program is intended to be fully competitive so the Company may attract, motivate and retain talented executives and certain key employees.  Second, the program is intended to create an alignment of interests between the Company’s executives and key employees, on the one hand, and its members, on the other, such that a portion of each executive’s or key employee’s compensation varies with business performance.  The compensation program is designed to reward Company profitability, which is greatly impacted by the efficiency and consistency of the Company’s operations.

The Company’s current compensation structure is based on cash payments to its executives and employees.  The Company does not presently award equity-based compensation.  This decision is based in part on the unique nature of the Company as a partnership for income tax purposes with the concurrent restrictions on trading of its securities.  However, the Company believes its cash-based structure achieves its compensation objectives.   Specifically, the Company believes that the present compensation structure appropriately aligns the interests of the executives and key employees with its members through the payment of cash bonuses and incentive payments based in part on Company performance.  The excess cash from operations, which the Compensation Committee takes into account when recommending bonuses to the Board of Managers for executives and key employees, is also distributed regularly to the members of the Company.  Management receives the proper incentive and motivation to manage operations as efficiently as possible to increase the amount of cash generated by operations.

The Company does not currently maintain any long-term incentive plans, deferred compensation arrangements or defined benefit or pension plans.  The Company offers a defined contribution plan in the form of a 401(k) plan to its employees.

Historically, the Company did not pay a salary to Mr. Torluemke during the time that he served as Chief Executive Officer or to Mr. Sterrett while serving as Chief Financial Officer.  This was due in part to the Company’s desire to conserve cash and also in part to the Board of Managers’ decision that additional compensation was not necessarily appropriate since the individuals were involved in management through their positions on the Board of Managers and the activities related to such positions did not require a significant amount of the individual’s time.  However, as the Company’s operations have grown since its inception, the Board of Managers has determined that when and as practicable, the General Manager will also serve as the Company’s Chief Executive Officer.  Mr. McNinch’s appointment as Chief Executive Officer in January 2007 and corresponding salary adjustment to reflect his additional responsibility demonstrates this policy.  Likewise, the Board of Managers may in the future determine that it would be in the best interest of the Company and its members to appoint an individual who is not also a Manager to serve as Chief Financial Officer.  If this were to occur, the Company would expect to compensate this individual in accordance with the Company’s compensation policies discussed above.

In May 2008, the Board appointed Curt Sheldon, the Company’s controller, to also serve as Chief Accounting Officer.  At that time, the Board did not make an adjustment to Mr. Sheldon’s salary.  Once the Board determines the extent to which Mr. Sheldon’s responsibilities have increased as a result of his appointment, the Board may adjust his salary to compensate him accordingly.

Elements of Compensation

Base salary ranges and increases for the named executive officers are established annually based on competitive data within the industry and relative to the geographic area in which our ethanol plant is located.  Within those ranges, individual rates vary based upon the individual’s work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization.  Annual salaries for newly-hired executives are determined at the time of hire taking into account the above factors other than tenure.  Upon renewal of his employment agreement effective January 25, 2007, Mr. McNinch’s base salary was increased to $145,000 to reflect his additional responsibilities as Chief Executive Officer of the Company.  Because Mr. Sterrett serves in his capacity without compensation, there were no adjustments to his annual salaries during the 2008 fiscal year.  Mr. Sheldon was appointed as Chief Accounting Officer in May 2008 in addition to serving as the Company’s controller.  At the end of the 2008 fiscal year, Mr. Sheldon’s total compensation was less than $100,000, thus he is omitted from the tables below.

Under the terms of Mr. McNinch’s employment agreement, he is entitled to non-equity incentive compensation payments of 0.33% of net earnings to be paid quarterly if the Company meets certain minimum performance requirements, including positive cash flow from operations, a conversion rate of grain to anhydrous alcohol of at least 2.65 to 1 and production costs (less the price of grain) which do not exceed budgeted amounts by more than 5%.  The incentive compensation program was implemented with the goal of significantly rewarding Mr. McNinch for outstanding performance.  The target was set with the idea of allowing Mr. McNinch to earn total compensation (including base salary and incentive compensation, but excluding other employee benefits such as contributions to his 401(k)) of approximately $250,000, which the committee believes is adequate to retain quality individuals such as Mr. McNinch.  As a result of the inclusion of his base salary in the $250,000 target amount, the amount of incentive compensation payable to Mr. McNinch may not exceed 75% of his base salary, or $108,750.  During fiscal 2008, the Company paid Mr. McNinch $15,503 in non-equity incentive compensation.

Cash bonuses may be recommended by the Compensation Committee, in its discretion, based on individual and Company performance.  Other than as described above for Mr. McNinch, there is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives for Company executives and key employees.  The Compensation Committee is vested with the discretion to determine the amounts and timing of any bonus awards, and past practice has led to the Committee recommending bonuses to be awarded on an annual basis.  One of the primary factors the committee considers is the amount of cash paid in distributions to members during the fiscal year when considering bonuses.  Mr. McNinch did not receive a discretionary cash bonus in 2008.

Additional benefits provided to Company executives and key employees as part of their compensation packages include health, life and disability insurance and participation in the Company’s 401(k) plan.  The Company believes these benefits are both reasonable and competitive.  To the extent the named executive officers participate in these programs, they do so on the same basis as the other employees of the Company.

Summary Compensation Table

The following table sets forth the total compensation paid to the Company’s named executive officers, including the General Manager, Chief Executive Officer and Chief Financial Officer for the past three fiscal years.  Mr. Sterrett, who served as the Company’s Chief Financial Officer during fiscal 2008, and Mr. Torluemke, who served as Chief Executive Officer for a portion of fiscal 2007, were not compensated in their capacities as such.  The Company does not issue equity awards or administer a pension or non-qualified deferred compensation plan for its named executive officers, thus this information is omitted from the table below:

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	All other Compensation		Total
Steven McNinch	2008	$145,000	$—	$15,503	$8,025	(2)	$168,528
General Manager and	2007	$137,710	$37,500	$34,664	$8,831	(3)	$218,705
Chief Executive Officer(1)	2006	$73,022	$30,000	—	$15,915	(4)	$118,937

Richard Sterrett	2008	$—	$—	$—	$—		$—	(5)
Chief Financial Officer and	2007	—	—	—	—		—
Vice President of Board of Managers	2006	—	—	—	—		—

(1)         Mr. McNinch was appointed our General Manager effective February 21, 2006.  On January 25, 2007, Mr. McNinch was appointed our Chief Executive Officer.

(2)          Includes $8,025 for the Company’s portion of contributions to Mr. McNinch’s 401(k).

(3)          Includes $8,831 for the Company’s portion of contributions to Mr. McNinch’s 401(k).

(4)          Includes $9,840 for relocation expenses and $6,075 for the Company’s portion of contributions to Mr. McNinch’s 401(k).

(5)          Excludes fees received by Mr. Sterrett in his capacity as a member of the Board of Managers and amounts received as member distributions, which are paid under the same terms and conditions as other members.

Manager Compensation

Each member of the Board of Managers received a base fee of $600 per quarter for a total of $2,400 for the 2008 fiscal year.  In addition to the base fee, each Manager, except the Board President and Secretary, received $300 for each meeting attended in person.  The President and Secretary of the Board of Managers received $450 and $400, respectively, for each meeting attended in person during fiscal 2008.  Managers also received $50 or $150 for each committee meeting attended during fiscal 2008, dependent upon the circumstances of the meeting.  Committee members are compensated $150 for each committee meeting attended in person unless the meeting precedes or follows a regular board meeting, in which case committee members receive $50.   The Company reimburses the Managers for reasonable expenses incurred by them in carrying out their duties as such.  Members of the Board of Managers who are also holders of capital units will receive the same membership benefits that other members receive.

The following table sets forth the total compensation paid to the members of the Board of Managers in fiscal 2008.  The Company does not issue equity awards, non-equity incentive plan compensation or administer a pension or non-qualified deferred compensation plan for its managers, thus this information is omitted from the table below:

Name	Fees earned or paid in cash	All other compensation	Total
Jeff Torluemke	$6,700	$—	$6,700
Richard Sterrett	5,100	—	5,100
Ben Dickman	7,050	—	7,050
Brian Baalman	5,550	—	5,550
Ron Blaesi	5,100	—	5,100
Scott Foote	4,650	—	4,650
Gary Johnson	4,700	—	4,700
David Mann	5,400	—	5,400
Jeff Roskam	4,550	—	4,550

Employment Agreements and Severance Arrangements

Effective January 25, 2007, we entered into an employment contract with Steven McNinch, our General Manager and Chief Executive Officer, which provides for payment to Mr. McNinch of an annual base salary in the amount of $145,000, incentive compensation in the form of quarterly cash payments equal to 0.33% of the Company’s net earnings (but not to exceed $108,750 annually) if certain Company performance standards are achieved each fiscal quarter and certain other benefits.  If the employment agreement is terminated without “cause” as defined therein, Mr. McNinch is entitled to severance pay equal to two years’ base salary.  The agreement also provides for continuing health and life insurance benefits until expiration of the agreement in the event Mr. McNinch is terminated without cause.  The term of the employment agreement expires on January 25, 2009.  We do not have a written employment agreement with any other executive officer.

LEGAL PROCEEDINGS

No material legal proceedings, to which the Company is a party or to which the property of the Company is subject, is pending or is known by the Company to be contemplated.  Also, the Company is not aware of any legal proceedings in which any officer, director or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the ownership of our capital units by each officer and manager or manager nominee individually, all officers and managers as a group and all owners known to us to beneficially hold more than 5% of any class of the Company’s membership units.

On March 10, 2008, we effected a seven-for-one forward split of our capital units and all of the information in this proxy statement has been adjusted to reflect that split.

As of January 28, 2009, we had issued and outstanding 16,002 Class A units; 12,068 Class B units; and 350 Class C units.  Unless otherwise stated, the address of each individual is c/o Western Plains Energy, L.L.C., 3022 County Road 18, Oakley, Kansas 67748.  All unit ownership listed in the table is direct, unless otherwise indicated.

The following unit holders have sole voting and investment power with respect to the units, unless otherwise indicated:

Class	Name	Number of Units	% of Class
Class A	Jeff Torluemke, Manager,(1)	245	1.53%
Class A	Richard Sterrett, Manager, Officer(2)	336	2.10%
Class A	Brian Baalman, Manager(3)	889	5.56%
Class A	Ron Blaesi, Manager(4)	154	0.96%
Class A	Ben Dickman, Manager(5)	168	1.05%
Class A	Gary Johnson, Manager	98	0.61%
Class A	David Mann, Manager(6)	98	0.61%
Class A	Jeff Roskam, Manager	0	0%
Class A	Managers and Officers as a group(1) (2) (3) (4) (5) (6)	1,988	12.42%

Class B	Jeff Torluemke, Manager,(7)	749	6.20%
Class B	Richard Sterrett, Manager, Officer(2)	56	0.46%
Class B	Gary Johnson, Manager(8)	126	1.04%
Class B	Scott Foote, Manager(9)	2,891	23.96%
Class B	Hoxie Feedyard, Inc., Member(10)	2,891	23.96%
Class B	Roch Meier, Member(11)	700	5.80%
Class B	Brian Baalman, Manager	350	2.90%
Class B	Jeff Roskam, Manager	0	0%
Class B	Managers and Officers as a group(2)(7)(8) (9)	4,172	34.57%

Class C	Ethanol Products, LLC(12)	350	100.00%

(1)	Includes 35 Class A units owned by Mr. Torluemke’s spouse, of which he disclaims beneficial ownership.
(2)	All units are owned by Sterrett Partnership LP. Mr. Sterrett is the general partner.
(3)

Includes 84 Class A units owned by the Baalman Feedyard Partnership and 84 Class A units owned by the B2C Partnership.  The Baalman Feedyard Partnership is a Kansas general partnership.  Its two partners are: B2C Partnership, a Kansas general partnership owned and controlled by two Kansas corporations, one solely owned by Mr. Baalman and one solely owned by his spouse; and the Gary and Janice Baalman, L.P.

(4)	Includes 49 Class A units owned by Dwight D. Blaesi Trust and 21 Class A units owned by Vlasta Blaesi Trust. Mr. Blaesi has shared voting and investment power with respect to these units.
(5)

Includes 28 Class A units owned by BJ Ag Producers, Inc., a Kansas corporation.  Mr. Dickman is the President and 50% owner of BJ Ag Producers, Inc.  Mr. Dickman’s spouse also owns 50% of BJ Ag Producers, Inc.

(6)	Includes 42 Class A units owned by Mr. Mann’s spouse.
(7)	Includes 35 Class B units Mr. Torluemke is contractually obligated to transfer to a purchaser effective April 1, 2009.
(8)	Includes 56 Class B units owned by Mitten, Inc. Mr. Johnson owns 51% of Mitten, Inc., and is the President and General Manager.
(9)

Includes 2891 Class B units owned by Hoxie Feedyard, Inc.  Mr. Foote is the general manager of Hoxie Feedyard, Inc. and in that capacity has been given voting control over these units by voting agreement.

(10)	Hoxie Feedyard, Inc.’s address is P.O. Box 65, Hoxie, Kansas, 67740.
(11)	The unitholder’s address is HC 1 Box 53, Menlo, Kansas, 67753.
(12)	Ethanol Products, LLC’s address is 111 South Ellis, Wichita, Kansas, 67211.

Changes in Control

We know of no arrangements, including the pledge of any units, that would result in a change in control of the Company.

Certain Relationships and Related Transactions.

Procedures and Policies.  We consider “related party transactions” to be transactions between the Company and (i) a manager, executive officer, manager nominee or beneficial owner of greater than five percent of our securities; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our managers or officers is also a director or officer or has a financial interest.

The members of the Board of Managers of our Company who do not have an interest in the potential related party transaction (the “disinterested managers”) are responsible for evaluating and approving the transaction by a majority vote of the disinterested managers.

Ethanol Products, LLC.  The owner of all of our outstanding Class C capital units, Ethanol Products, LLC, markets all of the ethanol we produce.  In exchange, we receive the gross sales price of the ethanol, less the costs of transportation and storage and an administrative fee of $.01 per gallon of ethanol sold.  The administrative fee will change to 1% of the net-back sales price received for our ethanol beginning February 1, 2009 when our revised marketing agreement with Ethanol Products becomes effective.  During the fiscal years ended September 30, 2008 and 2007, we paid $555,631 and $462,771, respectively, in administrative fees to Ethanol Products.

United Bio Energy Ingredients, LLC.  We contract with UBE to sell the distillers grains produced at our plant.  Under the terms of our contract with UBE, we receive the gross selling price of the grain, less applicable transportation costs and a fee of two to two and one-half per cent of the selling price, depending on whether UBE sells distillers wet grains or distillers dried grains.  During the fiscal years ended September 30, 2008 and 2007, the Company paid UBE a fee of $537,612 and $476,769, respectively, in connection with the sale of distillers grains.  Jeff Roskam, a member of our Board of Managers, is the founder of UBE and served as its president until April 2006.

Our Board of Managers considers these arrangements with Ethanol Products and UBE to be no less favorable than could be obtained from an unaffiliated party.

Each manager or their affiliates own capital units in our company and as members they receive distributions under the same terms and conditions as other members.

Annual Report

The Annual Report on Form 10-K for the 2008 fiscal year for the Company has been mailed to each member with this proxy statement.

Members’ Proposals for the 2009 Annual Meeting

We currently expect the Company will hold its 2009 annual meeting in March 2010.  Any member proposal intended to be considered for inclusion in the proxy statement for presentation at the 2009 annual meeting of members must be received by the Company no later than December 15, 2009.  It is suggested that the proposal be submitted by certified mail-return receipt requested.  Members who intend to present a proposal at the 2009 annual meeting of members without including such proposal in the Company’s proxy statement must provide us with a notice of such proposal no later than January 15, 2010.  We reserve the right to reject, rule out of order or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Other Business

The Board of Managers knows of no other matter to be acted upon at the annual meeting.

BY ORDER OF THE BOARD OF MANAGERS

January 28, 2009	/s/ Ben Dickman
Ben Dickman, Secretary of the Board of Managers

TO BE CERTAIN THAT YOUR CAPITAL UNITS WILL BE COUNTED IN THE SELECTION OF THE BOARD OF MANAGERS AND RATIFICATION OF THE AUDITORS, WE URGE YOU TO COMPLETE AND MAIL-IN THE ENCLOSED MAIL-IN BALLOT AND ATTEND THE ANNUAL MEETING.

APPENDIX A

AUDIT COMMITTEE CHARTER

Audit Committee Charter

October 2005

The Audit Committee of Western Plains Energy, L.L.C. shall be appointed by the Board of Managers annually and shall consist of three or more Managers, all of whom shall be independent as determined by the Board, one of whom shall be elected by the Committee as the Chairman. In the event of a vacancy, Audit Committee members may be replaced by the Board of Managers.

All members of the Committee shall be financially literate and shall have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company’s business operations and risks.

The primary purpose of the Audit Committee is to assist the Board of Managers in fulfilling its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence; and (iv), the performance of the Company’s internal audit function and independent auditors.

The Audit Committee and Board of Managers shall implement and comply with the provisions included in the Standards Relating to Audit Committees contained in Sec. 10A of the Securities Exchange Act of 1934 as amended. The Company Controller shall report directly to the Audit Committee. The Committee shall have reasonable access to all records of the Company as determined by the Board of Mangers. It shall have and may exercise such powers as are appropriate to fulfill these requirements or any special requests by the Board of Managers.

CLASS A MEMBER MAIL-IN BALLOT

WESTERN PLAINS ENERGY, L.L.C.

2008 ANNUAL MEETING

March 23, 2009

By signing below, I certify that:

I am either the owner or authorized representative of the owner of Class A capital units of Western Plains Energy, L.L.C. and have full power and authority to cast one vote for each of the two nominees listed below, regardless of the number of units that are owned; and

I vote such capital units on the following matters as set forth below.

☒                                 Please mark vote as in this example

ELECTION OF MANAGERS (vote for only two)

FOR the Class A nominees listed below to serve a three year term:

☐                                   GARY JOHNSON

☐                                   RICHARD STERRETT

☐                                   WITHHOLD vote for the individual nominee(s) listed below:

(print name of individual)

(print name of individual)

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Indicate your vote with respect to the ratification of the appointment of Stark Winter Schenkein & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009.

☐                                   FOR ratification of the independent registered public accounting firm

☐                                   AGAINST ratification of the independent registered public accounting firm

☐                                   ABSTAIN with respect to ratification of the independent registered public accounting firm

**YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF BOTH OF THE NOMINEES FOR THE CLASS A MANAGERS AND RECOMMENDS A VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.**

WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MARKED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTE WITH REGARD TO THE NOMINEES FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE MARCH 13, 2009 TO KENNEDY AND COE, LLC, ATTENTION DONNA FUNK, 250 N. ROCK ROAD SUITE 270, WICHITA, KANSAS 67206, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO THE ATTENTION OF DONNA FUNK AT (316) 685-1868 OR BY HAND DELIVERING IT TO KENNEDY AND COE, LLC AT THE ADDRESS ABOVE.

The undersigned acknowledges receipt from the Company of (1) the Notice of the Annual Meeting of Members dated January 28, 2009, and (2) the Proxy Statement dated January 28, 2009.

Signature of Unit Holder or Authorized Person

Please Print Name

Title (if Applicable)

Date

INSTRUCTIONS:  If you are signing as an individual, please sign exactly as your name appears on the membership list.  If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title.  If units are held jointly, the signatures of all owners are required.

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CLASS A MEMBER MAIL-IN BALLOT

WESTERN PLAINS ENERGY, L.L.C.

2008 ANNUAL MEETING

March 23, 2009

By signing below, I certify that:

I am either the owner or authorized representative of the owner of              Class B or                Class C capital units of Western Plains Energy, L.L.C. and have full power and authority to vote such capital units for the nominee listed below, and

I may cast one vote for each capital unit that I own or am representing.

☒                                 Please mark vote as in this example

ELECTION OF MANAGERS

FOR the Class B and C Manager nominee listed below to serve a three year term:

☐                                   SCOTT FOOTE

☐                                   WITHHOLD vote for the nominee listed above

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Indicate your vote with respect to the ratification of the appointment of Stark Winter Schenkein & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009.

☐                                   FOR ratification of the independent registered public accounting firm

☐                                   AGAINST ratification of the independent registered public accounting firm

☐                                   ABSTAIN with respect to ratification of the independent registered public accounting firm

** YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS B AND C NOMINATED MANAGER AND FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.**

CLASS B AND C MEMBER MAIL-IN BALLOT

WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MARKED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTE WITH REGARD TO THE NOMINEE FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE APPROVAL OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE MARCH 13, 2009 TO KENNEDY AND COE, LLC, ATTENTION DONNA FUNK, 250 N. ROCK ROAD SUITE 270, WICHITA, KANSAS 67206, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO THE ATTENTION OF DONNA FUNK AT (316) 685-1868 OR BY HAND DELIVERING IT TO KENNEDY AND COE, LLC AT THE ADDRESS ABOVE.

The undersigned acknowledges receipt from the Company of (1) the Notice of the Annual Meeting of Members dated January 28, 2009, and (2) the Proxy Statement dated January 28, 2009.

Signature of Unit Holder or Authorized Person

Please Print Name

Title (if Applicable)

Date

INSTRUCTIONS:  If you are signing as an individual, please sign exactly as your name appears on the membership list.  If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title.  If units are held jointly, the signatures of all owners are required.

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